NOMURA CONDITIONAL GUARANTY OF PAYMENT
                   --------------------------------------
                   ($75,000,000 Loan - Nomura Properties)

     FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned WELLSFORD COMMERCIAL PROPERTIES TRUST, a Maryland real estate investment trust ("WCPT"), WHWEL REAL ESTATE LIMITED PARTNERSHIP ("WHWEL"), WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("WRPI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V ("Whitehall V"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI ("Whitehall VI"), WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VII ("Whitehall VII"), and WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VIII ("Whitehall VIII", and together with Whitehall V, Whitehall VI and Whitehall VII, collectively, "Whitehall"), each a Delaware limited partnership (WCPT, WHWEL, WRPI and Whitehall are hereinafter referred to collectively as "Guarantor"), the receipt and sufficiency whereof is hereby acknowledged by Guarantor, and for the purpose of seeking to induce BANKBOSTON, N.A., a national banking association ("BKB"), and GOLDMAN SACHS MORTGAGE COMPMANY ("Goldman Sachs"; BKB and Goldman Sachs are hereinafter collectively referred to as "Lender", which term shall also include each other Bank which may now or hereafter become party to the "Credit Agreement" (as hereinafter defined) and shall also include any such individual Bank acting as agent for all of the Banks), to extend credit or otherwise provide financial accommodations to WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited liability company (hereinafter referred to as "Borrower"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantor, Guarantor does hereby, jointly and severally, absolutely and irrevocably guarantee to Lender:

     (a) subject to the provisions of Paragraphs 24 and 25, below, the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of those certain Notes dated July __, 1998 made by Borrower to the order of the Banks in the aggregate principal face amount of Seventy-Five Million and No/100 Dollars ($75,000,000.00) (hereinafter referred to collectively as the "Bank Notes"), together with interest as provided in the Bank Notes, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

     (b) subject to the provisions of Paragraphs 24 and 25, below, the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Mezzanine Loan Agreement dated July ___, 1998 among Borrower, BKB, for itself and as agent, Goldman Sachs, and the other lenders now or hereafter a party thereto (hereinafter referred to as the "Credit Agreement"), together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the Bank Notes and each of the notes described in this subparagraph (b) is hereinafter referred to collectively as the "Note"); and

     (c) subject to the terms of Paragraphs 24 and 25 below, the full and prompt payment of all other monetary obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

     (d) subject to the terms of Paragraphs 24 and 25 below, the full and prompt payment of any and all other monetary obligations of Borrower to Lender under the Security Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

     (e) subject to the terms of Paragraphs 24 and 25 below, the full and prompt payment of any and all other monetary obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Security Documents, the Credit Agreement and said other agreements, documents and instruments, are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document").

All terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     1. Agreement to Pay; Costs of Collection. Guarantor does hereby agree that, subject to the terms of Paragraphs 24 and 25 below, below, if the Note is not paid by Borrower in accordance with its terms (including all applicable grace periods), or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms (including all applicable grace periods), Guarantor will immediately make such payments. Guarantor further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Credit Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law.

     2. Reinstatement of Refunded Payments. If, for any reason, any payment to Lender of any of the obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over by Lender to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted, Guarantor agrees to pay the amount so required to be refunded, paid or turned over (hereinafter referred to as the "Turnover Payment"), the obligations of Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations, but only to the extent that Guarantor otherwise would have been liable for the payment of the same hereunder.

     3. Rights of Lender to Deal with Collateral, Borrower and Other Persons. Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note, the Security Documents or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof.

     4. No Contest with Lender; Subordination. So long as any obligation hereby guaranteed remains unpaid or undischarged, Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that (a) Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantor shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and (c) Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

     5. Waiver of Defenses. Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

          (a) the incapacity or lack of authority of Borrower or any other person or entity, the death or disability of Borrower or any Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other person or entity;

          (b) the dissolution or termination of existence of Borrower or any other Person;

          (c) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any other Person;

          (d) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting Borrower, any Guarantor, Property Owner, WASH, WASH Manager, Wells Avenue Holdings or any of Borrower's, any Guarantor's, Property Owner's, WASH's, WASH Manager's or Wells Avenue Holdings' properties or assets;

          (e) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Mezzanine Property or any Collateral;

          (f) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

          (g) any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the Loan Documents, or to realize upon any security;

          (h) any failure of any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, the Property Owner, WASH or any other Person, or the Mezzanine Property or the property encumbered by the Security Documents, whether such facts materially increase the risk to Guarantor or not;

          (i) failure to accept or give notice of acceptance of this Guaranty by Lender;

          (j) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

          (k) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

          (l) any and all other notices whatsoever to which Guarantor might otherwise be entitled;

          (m) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

          (n) the invalidity or unenforceability of the Note or any of the Loan Documents;

          (o) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the Loan Documents;

          (p) any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents;

          (q) the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

          (r) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled, it being the intention that the obligations of Guarantor hereunder are absolute, unconditional (subject to the terms of Paragraphs 24 and 25, below) and irrevocable.

     6. Guaranty of Payment and Not of Performance or Collection. This is a Guaranty of payment and not of performance or collection. Subject to the terms of Paragraphs 24 and 25, below, the liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

     7. Rights and Remedies of Lender. In the event of an Event of Default under the Note or the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon the occurrence of any Event of Default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of an assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or Security Documents or any other Loan Document without prejudice to Lender's remedies hereunder against Guarantor for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby (subject, however, to the provisions of Paragraphs 24 and 25 below) even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

     8. Application of Payments. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as set forth in the Credit Agreement.

     9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of a Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to a Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of a Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for a Guarantor or a Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby or the obligations of such Guarantor hereunder shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sum or sums owing by such Guarantor with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek a supplemental stay or otherwise pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

     10. Financial Statements and Other Information. Each Guarantor hereby independently represents and warrants to Lender that all financial statements heretofore delivered by it to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present its financial condition as of the date thereof; that no material adverse change has occurred in its assets or financial condition as reflected therein since the date thereof; and that it has no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements or referred to in the notes thereto other than its obligations under this Guaranty. Each Guarantor independently agrees that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower and Guarantor under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and no Lender has any further obligation to make Loans to Borrower (or until the Assignment of Interests has been terminated as provided therein, provided that no "Triggering Event" (as hereinafter defined" has occurred), it will promptly deliver to Lender upon written (but not more often than quarterly) demand its then most recent financial statements readily available (provided that such financial statements shall be prepared and updated not less frequently than annually) detailing its assets and liabilities certified by it, in form and substance reasonably acceptable to Lender.

     The financial statements and other reports and information delivered by Guarantor to Lender hereunder will be treated as confidential by each Lender, and each assignee and participant hereunder and each potential assignee or participant hereunder, and such parties for themselves agree not to disclose such information to any Person, provided that such information may be disclosed to any of the following in connection with their participation in the transactions contemplated by the Loan Documents: directors, officers, employees, representatives, legal counsel, accountants and prospective investors of any of such Persons, it being understood that such Persons shall be informed of the confidential nature of such information and shall agree to treat such information confidentially. Notwithstanding the foregoing, such Persons shall be permitted to disclose such information (a) to the extent required by law, (b) to the extent such confidential information becomes publicly available other than as a result of the breach of this Guaranty, (c) to the extent such information becomes available to any of such Persons on a non-confidential basis, or (d) to the extent necessary to enforce the Loan Documents (provided that Lender shall use reasonable efforts to cause such financial statements, reports and information to remain confidential).

     11. Covenants of Guarantor. Each Guarantor independently hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower and Guarantor under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed, and the Lenders have no further obligations to make Loans to Borrower (or until the Assignment of Interests has been terminated as provided therein, provided that no "Triggering Event" (as hereinafter defined) has occurred):

          (a) it will cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises, to effect and maintain all required foreign qualifications, licensing, domestication or authorization, and to comply in all material respects with all applicable laws and regulations with respect to the foregoing;

          (b) it will keep complete, proper and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles consistent with the preparation of the financial statements heretofore delivered to Lender and will maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation and amortization of its properties, all other contingencies, and all other proper reserves in the same manner, and to the same extent, that it has, to the extent applicable, kept and maintained it records and books and maintained accounts and reserves for the foregoing; and

          (c) it will not make or permit to be made, by voluntary or involuntary means, any transfer or encumbrance of its direct or indirect interest in Borrower, or any dilution of its direct or indirect interest in Borrower, which would violate the provisions of Section 8.11 of the Credit Agreement.

     12.  [Intentionally Omitted].

     13. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and the Lenders have no further obligation to advance Loans to Borrower. Notwithstanding anything contained in this Guaranty or any of the Loan Documents to the contrary, this Guaranty shall terminate and be of no further force or effect upon the earlier to occur of (i) payment to Lender by Guarantor of the "Allocable Loan Amount" (as hereinafter defined) and (ii) any termination of the Assignment of Interests either pursuant to the terms thereof or by mutual agreement of Borrower and Lender provided that no "Triggering Event" (as hereinafter defined) has occurred.

     14. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States Mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) business days following such deposit and the date of receipt as disclosed on the return receipt.
Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

     The Address of Lender is:

          BankBoston, N.A.
          100 Federal Street
          Boston, Massachusetts 02110
          Attn: Real Estate Division

     with a copy to:

          BankBoston, N.A.
          115 Perimeter Center Place, N.E.
          Suite 500
          Atlanta, Georgia 30346
          Attn: Jay Johns

     and a copy to each other Lender which may now or hereafter become a party to the Credit Agreement at such address as may be designated by such Lender.

     The Address of Guarantor is:

          Wellsford Commercial Properties Trust
          610 Fifth Avenue, Seventh Floor
          New York, New York 10020
          Attn: Greg Hughes

     and

          Wellsford Real Properties, Inc.
          610 Fifth Avenue, Seventh Floor
          New York, New York 10020
          Attn: Greg Hughes

          with a copy to:

          Robinson Silverman Pearce Aronsohn & Berman, LLP
          1290 Avenue of the Americas
          New York, New York  10104
          Attn:  Alan S. Pearce, Esq.

     and

          WHWEL Real Estate Limited Partnership
          85 Broad Street, 19th Floor
          New York, New York   10004
          Attn:  Chief Financial Officer

     and

          Whitehall Street Real Estate Limited Partnership V Whitehall Street Real Estate Limited Partnership VI Whitehall Street Real Estate Limited Partnership VII Whitehall Street Real Estate Limited Partnership VIII 85 Broad Street, 19th Floor
          New York, New York   10004
          Attn:  Chief Financial Officer

          with a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York  10004
          Attn:  Anthony J. Colletta, Esq.

     15. Governing Law. Guarantor acknowledges and agrees that this Guaranty and the obligations of Guarantor hereunder shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

     16. CONSENT TO JURISDICTION; WAIVERS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, AND (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.

     17. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantor and its heirs, successors, successors in title, legal representatives, executors, estate and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.

     18. Assignment by Lender. Subject to the terms of Section 18.8 of the Credit Agreement, this Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any such assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

     19. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

     20. Disclosure. Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder, subject to the terms of Paragraph 10 above.

     21. No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     22. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantor under this Guaranty.

     23.  [Intentionally Omitted.]

     24.  Triggering Event.

          (a) LENDER ACKNOWLEDGES AND AGREES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY, THE PAYMENT BY GUARANTOR OF ITS OBLIGATIONS UNDER THIS GUARANTY SHALL BE DUE ONLY IN THE EVENT THAT, AND GUARANTOR SHALL HAVE NO LIABILITY HEREUNDER UNLESS AND UNTIL, ONE OR MORE "TRIGGERING EVENTS" (AS THAT TERM IS HEREINAFTER DEFINED) SHALL OCCUR AND, WITH RESPECT TO THE ITEMS DESCRIBED IN CLAUSES (iv) THROUGH (ix) BELOW, ANY OF THE EVENTS DESCRIBED THEREIN IS NOT CURED WITHIN FIVE (5) DAYS AFTER RECEIPT BY GUARANTOR OF WRITTEN NOTICE FROM AGENT OF THE OCCURRENCE OF ANY SUCH EVENT (PROVIDED, HOWEVER, THAT SUCH CURE BY GUARANTOR SHALL NOT BE DEEMED A CURE OF ANY EVENT OF DEFAULT).

          (b) For the purposes of this Guaranty, the term "Triggering Event" shall mean the occurrence of any one or more of the following events:

               (i) Any of the Guarantor, the Borrower, WASH, WASH Manager, Wells Avenue Holdings or the Property Owner shall file any voluntary petition under any Chapter of the Bankruptcy Code, or shall in any manner seek any relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or other laws providing for the relief of debtors, or in equity, or directly or indirectly cause any of the other of such Persons to file any such petition or to seek any such relief; or

               (ii) Any of the Guarantor, the Borrower, WASH, WASH Manager, Wells Avenue Holdings or the Property Owner (A) shall file, or, directly or indirectly, cause to be filed, any involuntary petition under any Chapter of the Bankruptcy Code against any of such Persons, whether or not any of such Persons joins in such petition, or (B) shall, directly or indirectly, cause any of such Persons to become the subject of any dissolution, liquidation or insolvency proceeding or any other proceeding pursuant to any local, state, federal or other insolvency laws or other laws providing for the relief of debtors, or in equity;

               (iii) Any of the Guarantor, the Borrower, WASH, WASH Manager, Wells Avenue Holdings or the Property Owner shall, directly or indirectly, cause the Mezzanine Property or the Mezzanine Collateral, or any portion thereof or interest therein, or any interest of such Persons in the Mezzanine Property or the Mezzanine Collateral, to become the property of any bankruptcy, dissolution, liquidation or insolvency proceeding; or

               (iv) Guarantor, Borrower, WASH, WASH Manager, Wells Avenue Holdings, the Property Owner, or any of them, shall take any action of any kind or nature whatsoever, either directly or indirectly, to oppose, impede, obstruct, hinder, frustrate, enjoin or otherwise interfere with the exercise by Lender of any of Lender's rights and remedies under the Loan Documents, or at law or in equity, other than a "Permitted Defense" (as hereinafter defined) or shall, either directly or indirectly, cause any other person to take any action which, if taken by Guarantor, the Borrower, WASH, WASH Manager, Wells Avenue Holdings or the Property Owner, would constitute a Triggering Event. For the purposes hereof, a "Permitted Defense" shall mean (A) the defense of payment in full of the obligations guaranteed hereby, (B) a defense made in good faith that a Triggering Event has not occurred, or (C) a defense that an Event of Default has not occurred or as to the improper exercise of the remedies of the Lenders under the Loan Documents, provided that (1) the primary purpose of raising such defense is not to delay, inhibit or interfere with the exercise by Lender of its rights and remedies under the Loan Documents, (2) Agent's rights under the Assignment of Interests to exercise all voting and other membership, management, approval or other rights with respect to the Property Owner shall not be opposed, impeded, obstructed, hindered, frustrated, enjoined or otherwise interfered with, and
          (3) all "Distributions" (as defined in the Assignment of Interests) are paid to Agent for application in accordance with the terms of the Credit Agreement; or

               (v) Except as expressly permitted in Section 5.3 of the Credit Agreement, there shall occur, whether voluntarily, involuntary or by operation of law, a sale, transfer, assignment, conveyance, option or other disposition of, or any mortgage, hypothecation, encumbrance, financing or refinancing of (A) any assets or properties of WASH, except for (1) the Mezzanine Mortgage Loan, (2) releases of the Mezzanine Property in accordance with the terms of the Credit Agreement, and except as provided in Section 7.21(a) with respect to the replacement of fixtures, equipment, machinery and other personal property by WASH in connection with the operation of the Mezzanine Property in the ordinary course of business, (3) a condemnation of all or any portion of the Mezzanine Property, or (4) a foreclosure of the Mezzanine Property by the Mezzanine Mortgagee, (B) any of the Mezzanine Collateral or any of the Borrower's, the Property Owner's, Wells Avenue Holdings' or WASH Manager's direct or indirect interests, rights or claims in and to WASH (including without limitation any rights to receive distributions from WASH, WASH Manager or Wells Avenue Holdings),
          (C) any other assets or properties of WASH Manager or Wells Avenue Holdings, (D) any direct or indirect interests, rights or claims of either Borrower, the Property Owner, WASH Manager or Wells Avenue Holdings in WASH, (E) any direct or indirect interests, rights or claims of Borrower in Wells Avenue Holdings, or (F) any direct or indirect interests, rights or claims of Wells Avenue Holdings in WASH Manager; or

               (vi) WASH shall seek or obtain additional advances from the holder or holders of the Mezzanine Mortgage Loan Documents (provided that the foregoing shall not be deemed violated in the event that the holder or holders of the Mezzanine Mortgage Loan Documents shall make a protective advance or advances for the payment of taxes, insurance premiums or to protect the Mezzanine Property pursuant to the terms of the Nomura Mortgages), or WASH shall modify, amend, terminate, extend or seek a consent or waiver under the Mezzanine Mortgage Loan Documents in any respect without the prior written approval of the Lender (other than an amendment or waiver that would reduce the obligations of WASH to pay principal, interest, loan fees, default interest, late charges, prepayment fees or similar payments thereunder or a waiver of an "Event of Default" under the Mezzanine Mortgage Loan Documents or other occasional waiver of compliance with a term of any of the Mezzanine Mortgage Loan Documents which waiver in each case is not a waiver of future compliance with such term or tantamount to an amendment of the Mezzanine Mortgage Loan Documents, and which waiver does not have a material adverse effect on any of the Borrower, Lender, Property Owner, WASH, WASH Manager, Wells Avenue Holdings, the Collateral, the Mezzanine Collateral or the Mezzanine Property); or

               (vii) Any of Borrower, Wells Avenue Holdings, WASH, WASH Manager or Property Owner shall modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of the Wells Avenue Holdings Organizational Agreements, the WASH Manager Organizational Agreements or the WASH Organizational Agreements other than "Minor Amendments" (as such term is defined in the Assignment of Interests), or dissolve, liquidate, redeem, cancel, wind-up or permit the dissolution, liquidation, redemption, cancellation, winding-up or expiration of WASH, WASH Manager or Wells Avenue Holdings or the Wells Avenue Holdings Organizational Agreements, the WASH Manager Organizational Agreements or the WASH Organizational Agreements, or seek or permit the partition of any of the assets of any of such Persons; or

               (viii) Any of Borrower, the Property Owner, WASH Manager or Wells Avenue Holdings shall take any action which results in the sale, reduction, cancellation, dilution, diminution, conversion or withdrawal of any direct or indirect interest of such Person in WASH, WASH Manager or Wells Avenue Holdings, as applicable, or omit to take any action necessary to prevent any such sale, cancellation, reduction, dilution, diminution, conversion or withdrawal, or, without limiting the foregoing, consent to or permit to occur the admission of any new member of WASH, WASH Manager or Wells Avenue Holdings, the creation of any new class of interest in WASH, WASH Manager or Wells Avenue Holdings, or the issuance, directly or indirectly, any other equity or beneficial interest in WASH, WASH Manager or Wells Avenue Holdings; or

               (ix) The Borrower shall breach any of its covenants or agreements contained in Paragraphs 6(i) or 6(j) of the Assignment of Interests, to the full extent of any losses, damages and expenses of Lender on account thereof.

          (c) No consent or approval which may be given by the Lender pursuant to Section 32(g) of the Credit Agreement shall be deemed to release, diminish or otherwise impair the obligations of Guarantor under this Guaranty or to otherwise affect the determination of whether a Triggering Event has occurred.

          (d) For the purposes of this Guaranty, in order to determine any loss, damage or expense of Lender, Lender shall not be required to have sold or otherwise disposed of any of the Mezzanine Collateral or any other Collateral.

     25. Limitation of Recovery. Without modifying or limiting any provision of this Guaranty or any agreement contained herein, except as Guarantor's liability is otherwise limited as specifically provided in Paragraph 24, above, it is hereby agreed that the amount recoverable from Guarantor under this Guaranty (but not the scope or extent of the liabilities and obligations guaranteed under this Guaranty) shall be limited to (a) the principal balance of the Notes not to exceed an amount equal to $18,569,816.00 (such sum of $18,569,816.00 being hereinafter referred to as the "Allocable Principal Amount"), (b) interest accrued on the principal portion of the Notes described in Paragraph 25(a), (c) any payments or advances of funds made by Lender pursuant to any one or more of the Loan Documents relating directly or indirectly to the Mezzanine Property, the Mezzanine Collateral or the Mezzanine Mortgage Loan, and (d) all expenses (including, but not limited to, reasonable attorneys' fees) paid or incurred by Lender in endeavoring to enforce this Guaranty (such amounts set forth in clauses (a) through (d) inclusive above are hereinafter referred to collectively as the "Allocable Loan Amount"). In the event of any foreclosure sale of the Collateral, the amount recoverable against the Guarantors with respect to any of the Triggering Events, which pursuant to the terms of any subparagraph of Paragraph 24(b) the liability of Guarantors is not specifically limited to the terms thereof, shall be reduced by an amount equal to the amount paid at such foreclosure sale, for the Collateral or portion thereof so sold at the time of such foreclosure sale (Guarantor remaining liable at such foreclosure sale for the deficiency up to the extent of any remaining liability of Guarantor hereunder).

     26.  Reduction of the Allocable Principal Amount.

          (a) Notwithstanding anything contained in this Guaranty to the contrary, if and to the extent that one or more of the Mezzanine Properties are released from the lien of the Nomura Mortgage and such Mezzanine Property is released in accordance with the terms of Section 5.3 of the Credit Agreement (including without limitation the payment to Lender of the requisite release price allocable to such portion of the Collateral pursuant to the provisions of Section 5.3 of the Credit Agreement), then the Allocable Principal Amount shall be automatically reduced by an amount equal to one hundred percent (100%) of the Designated Collateral Value allocable to such portion of the Collateral.

          (b) If and to the extent that any "Distributions" (as defined in the Assignment of Interests) or other sums generated by any one or more of the Mezzanine Properties (including, without limitation, any condemnation awards and/or casualty insurance proceeds) are received by Agent under the Loan Documents after the occurrence and during the continuance of an Event of Default, and are applied by Lender in reduction of the outstanding principal balance of the Notes, then the Allocable Principal Amount shall be automatically reduced by a like amount.

     27. Joint and Several Liability. Notwithstanding anything to the contrary herein, the representations, warranties, covenants and agreements made by each of the Persons comprising Guarantor herein, and the liability of each of the Persons comprising Guarantor hereunder, is joint and several subject to the terms of this Paragraph 27; provided, however, that the maximum liability of WRPI and WCPT (collectively, the "Wellsford Entities") on a joint and several basis shall be fifty percent (50%) of the Allocable Loan Amount, and the maximum liability of Whitehall and WHWEL on a joint and several basis shall be fifty percent (50%) of the Allocable Loan Amount; and provided further that, in the event that a Triggering Event shall occur solely as a result of any of the events described in Paragraph 24(b)(i), (ii) or (iii) as to only one or more of the Wellsford Entities, on the one hand, or only one or more of the Whitehall Entities, on the other hand, then the Whitehall Entities shall have no liability hereunder as a result of any such action on the part of any Wellsford Entity, and none of the Wellsford Entities shall have any liability hereunder as a result of any such action on the part of any of the Whitehall Entities.

     28. Statement of Discharge. Upon the payment in full of the indebtedness guaranteed hereby and upon the termination of Lender's obligations to advance Loans to Borrower, the Lender shall, upon the written request of any of Whitehall, WRPI or the Borrower, deliver a statement to the Guarantor that the Guarantor's obligations under this Guaranty have been discharged and satisfied and that this Guaranty is terminated (subject to reinstatement as provided herein).

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the 16th day of July, 1998.

                              WELLSFORD COMMERCIAL PROPERTIES TRUST, a
                              Maryland real estate investment trust


                              By: /s/ Gregory F. Hughes
                                  ---------------------------------
                                  Name:  Gregory F. Hughes
                                  Title: CFO & Treasurer

                                             [SEAL]

                              WELLSFORD REAL PROPERTIES, INC., a Maryland corporation


                              By: /s/ Gregory F. Hughes
                                  -----------------------------------
                                  Name:  Gregory F. Hughes
                                  Title: CFO & Treasurer






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
                              WHWEL REAL ESTATE LIMITED PARTNERSHIP

                              By:   WHATR Gen-Par, Inc., General Partner


                                 By: /s/ Alan S. Kava
                                     --------------------------
                                     Name:  Alan S. Kava
                                     Title: Vice President

                                 Attest: /s/ Ralph Rosenberg
                                         -----------------------
                                         Name:  Ralph Rosenberg
                                         Title: Assistant Secretary


                              WHITEHALL STREET REAL ESTATE LIMITED
                              PARTNERSHIP V

                              By:   WH Advisors, L.P. V

                                 By:   WH Advisors, Inc. V


                                    By: /s/ Alan S. Kava
                                        ---------------------------
                                        Name:  Alan S. Kava
                                        Title: Vice President


                              WHITEHALL STREET REAL ESTATE LIMITED
                              PARTNERSHIP VI

                              By:   WH Advisors, L.P. VI

                                 By:   WH Advisors, Inc. VI


                                    By: /s/ Alan S. Kava
                                        ----------------------------
                                        Name:  Alan S. Kava
                                        Title: Vice President


                              WHITEHALL STREET REAL ESTATE LIMITED
                              PARTNERSHIP VII

                              By:   WH Advisors, L.P. VII

                                 By:   WH Advisors, Inc. VII


                                    By: /s/ Alan S. Kava
                                        ----------------------------
                                        Name:  Alan S. Kava
                                        Title: Vice President


                              WHITEHALL STREET REAL ESTATE LIMITED
                              PARTNERSHIP VIII

                              By:   WH Advisors, L.P. VIII

                                 By:   WH Advisors, Inc. VIII


                                    By: /s/ Alan S. Kava
                                        ----------------------------
                                        Name:  Alan S. Kava
                                        Title: Vice President